UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 23, 2026
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 23, 2026 (February 24, 2026 in Australia), Coronado Global Resources Inc. (“Coronado”) lodged with the Australian Securities Exchange (the “ASX”) (a) an Appendix 4E financial report and (b) an Announcement regarding Coronado’s financial results for the fiscal year ended December 31, 2025, both of which include audited and other historical financial information for the fiscal year ended December 31, 2025. The Appendix 4E has been prepared for the purpose of complying with the reporting requirements of the ASX. Copies of the Appendix 4E and the Announcement are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On February 23, 2026 (February 24, 2026 in Australia), Coronado posted an investor presentation regarding financial results for the fiscal year ended December 31, 2025 on its website at www.coronadoglobal.com. A copy of the investor presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K. Nothing on Coronado’s website shall be deemed incorporated by reference into this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.3 attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing under the Securities Act or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Appendix 4E, as filed with the ASX, for the fiscal year ended December 31, 2025

99.2	ASX Announcement regarding financial results for the fiscal year ended December 31, 2025

99.3	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Barend J. van der Merwe
Name:	Barend J. van der Merwe
Title:	Chief Financial Officer

Date:	February 23, 2026